UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

PGT Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37971	20-0634715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive North Venice, Florida	34275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (941) 480-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	PGTI	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 26, 2021, PGT Innovations, Inc., a Delaware corporation (the “Company”), issued $60,000,000 in aggregate principal amount of its additional 6.75% senior notes due 2026 (the “Additional Notes”) pursuant to a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the indenture dated as of August 10, 2018 (the “Base Indenture”), by and between PGT Escrow Issuer, Inc. and U.S. Bank National Association, as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of August 13, 2018, pursuant to which the Company is the successor issuer of the Existing Notes (as defined below), and as further supplemented by the Second Supplemental Indenture, dated as of January 24, 2020, and the Third Supplemental Indenture, dated as of February 1, 2020, each by and among the Company, the guarantors party thereto, as applicable, and the Trustee (such supplemental indentures, together with the Base Indenture, the “Original Indenture”).

The Additional Notes were issued at 105.500% of par plus accrued interest from August 1, 2020. The Additional Notes were offered and sold in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Additional Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Additional Notes are part of the same issuance of, and rank equally and form a single series with, the $365.0 million aggregate principal amount of the Company’s 6.75% senior notes due 2026 (the “Existing Notes” and, together with the Additional Notes, the “Notes”), $315 million aggregate principal amount of which were issued under the Base Indenture on August 10, 2018 and assumed by the Company pursuant to the First Supplemental Indenture on August 13, 2018, and $50 million aggregate principal amount of which were issued under the Second Supplemental Indenture on January 24, 2020. The Additional Notes have the same terms as the Existing Notes (except with respect to issue date and the date from which interest accrues).

The Notes bear interest at a rate of 6.75% per annum. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year. The Notes mature on August 1, 2026.

The Notes are jointly and severally and fully and unconditionally guaranteed on a senior unsecured basis by each of the Company’s existing and future domestic restricted subsidiaries, other than any restricted subsidiary of the Company that does not guarantee the Company’s existing senior secured credit facilities or any permitted refinancing thereof. If and when the Company consummates its previously-announced acquisition of 75% of the outstanding equity interests of New Eco Windows Holding, LLC (“New Holding”), the Company intends to designate New Holding and its subsidiaries as unrestricted subsidiaries under the indenture governing the Notes and the credit agreement governing the Company’s existing senior secured credit facilities such that New Holding and its subsidiaries will not become guarantors of the Notes or guarantors of the Company’s existing senior secured credit facilities.

The terms of the Notes are governed by the Base Indenture. The Base Indenture contains covenants limiting the ability of the Company and any guarantors to, among other things, (i) incur additional indebtedness; (ii) pay dividends on or make distributions in respect of capital stock or make certain other restricted payments or investments; (iii) enter into agreements that restrict distributions from restricted subsidiaries; (iv) sell or otherwise dispose of assets; (v) enter into transactions with affiliates; (vi) create or incur liens; merge, consolidate or sell all or substantially all of the Company’s assets; (vii) place restrictions on the ability of subsidiaries to pay dividends or make other payments to the Company; and (viii) designate the Company’s subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important exceptions and qualifications. Upon the occurrence of a “change of control,” as defined in the Base Indenture, the Company is required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

The Company may redeem some or all of the Notes at the redemption prices and on the terms specified in the Base Indenture.

The Base Indenture contains customary events of default, including, among other things, (i) failure to make required payments; (ii) failure to comply with certain agreements or covenants; (iii) failure to pay certain other indebtedness; (iv) certain events of bankruptcy and insolvency; and (v) failure to pay certain judgments. An event of default under the Base Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding series of Notes, as applicable, issued under the Original Indenture or the Fourth Supplemental Indenture to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the applicable series of Notes.

A copy of the Fourth Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein. The Base Indenture, the form of the Notes and the First Supplemental Indenture have previously been filed with the SEC as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to the Company’s Current Report on Form 8-K filed on August 13, 2018, and are incorporated by reference as if fully set forth herein. The Second Supplemental Indenture has previously been filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on January 24, 2020 and the Third Supplemental Indenture has previously been filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on February 3, 2020, and both are incorporated by reference as if fully set forth herein. The foregoing descriptions of the Original Indenture and the Fourth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Original Indenture and the Fourth Supplemental Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference.

Item 8.01	Other Events.

On January 26, 2021, the Company issued a press release announcing the closing of the sale of the Additional Notes.

A copy of the press release, which was issued pursuant to and in accordance with Rule 135c under the Securities Act, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated as of January 26, 2021, by and between the Company, the guarantors party thereto and U.S. Bank National Association

99.1	Closing Press Release of PGT Innovations, Inc. dated January 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT Innovations, Inc.

Dated: January 26, 2021	By:	/s/ Sherri Baker
	Name:	Sherri Baker
	Title:	Senior Vice President and Chief Financial Officer